Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              6.1777%



        Excess Protection Level
          3 Month Average   5.17%
          December, 1997   5.19%
          November, 1997   4.92%
          October, 1997   5.39%


        Cash Yield                                  18.25%


        Investor Charge Offs                         4.64%


        Base Rate                                    8.42%


        Over 35 Day Delinquency                      4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $34,934,847,924.76


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,643,513,406.27